Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Simon Turner, Chief Executive Officer of Venator Materials PLC (the “Company”), and Kurt Ogden, Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:
(1)          The Company’s Annual Report on Form 20-F for the year ended December 31, 2021, to which this Certification is attached as Exhibit 13.1 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 21, 2023

/s/ Simon Turner
Simon Turner
Chief Executive Officer

/s/ Kurt D. Ogden
Kurt D. Ogden
Chief Financial Officer